Exhibit 10.46

Notice of Award of Performance Shares
and Performance Shares Agreement (Standard)
Harley-Davidson, Inc.
ID: 39-1805420
3700 West Juneau Avenue
Milwaukee, WI 53208

Plan:
[Signed Electronically]

Acceptance Date: [Acceptance Date]

ID:

[Participant Name]

2014 Incentive Stock Plan

[Participant ID]

Effective [Grant Date] (the “Grant Date”), you have been granted [Number of Performance Shares Granted] Performance Shares with respect to shares of Common Stock of Harley-Davidson, Inc. (“HDI”) under HDI’s 2014 Incentive Stock Plan, as amended and restated (the “Plan”).

ROIC. The performance measure that will determine the number of Shares you earn in respect of 40% of your Performance Shares (“ROIC Performance Shares”) will be the three year average HDMC ROIC for the year in which the Grant Date occurs and the following two years. “HDMC ROIC” shall mean the sum of the quotient obtained by dividing (i) HDMC Net Operating Income After Tax by (ii) HDMC Invested Capital for each year in the performance period, divided by the number of years in the performance period. “HDMC Net Operating Income After Tax” shall mean the amount of operating income of HDMC reduced for taxes for the relevant year in the performance period. “HDMC Invested Capital” shall mean the average amount of HDMC debt plus the average amount of HDMC shareholder’s equity, excluding accumulated other comprehensive income or loss for pension and post-retirement plans, for the relevant year in the performance period. “HDMC” shall mean Harley-Davidson Motor Company.

The number of ROIC Performance Shares earned will be determined based on a scale approved by the Human Resources Committee for awards effective on the Grant Date as reflected in minutes of the Committee.
The maximum number of ROIC Performance Shares earned will be 200% of the ROIC Performance Shares.

Net Income. The performance measure that will determine the number of Shares you earn in respect of 35% of your Performance Shares (“Net Income Performance Shares”) will be HDI’s cumulative Net Income for the year in which the Grant Date occurs and the following two years. “Net Income” shall mean consolidated net income from continuing operations.

The number of Net Income Performance Shares earned will be determined based on a scale approved by the Human Resources Committee for awards effective on the Grant Date as reflected in minutes of the Committee.
The maximum number of Net Income Performance Shares earned will be 200% of the Net Income Performance Shares.

Strategic. The performance measure that will determine the number of Shares you earn in respect of 25% of your Performance Shares (“Strategic Performance Shares”) will be the strategy measure approved by the Human Resources Committee of the Board of Directors of the Company for awards effective on the Grant Date as reflected in minutes of the Committee.
The number of Strategic Performance Shares earned will be determined based on a scale approved by the Human Resources Committee for awards effective on the Grant Date as reflected in minutes of the Committee.
The maximum number of Strategic Performance Shares earned will be 200% of the Strategic Performance Shares.

Any Performance Shares that are earned based on performance will be earned on the date that the Administrator certifies the achievement of the applicable level of performance. Any Performance Shares that are not earned on such date shall be forfeited.

You may not sell, transfer or otherwise convey an interest in or pledge any of your Performance Shares.

The Performance Shares are granted under and governed by the terms and conditions of the Plan and this Performance Shares Agreement including Exhibit A. Additional provisions regarding your Performance Shares and definitions of capitalized terms used and not defined in this Performance Shares Agreement can be found in the Plan.

HARLEY-DAVIDSON, INC.

Vice President and Controller

Exhibit A to Performance Shares Agreement

Confidential Information: In consideration of your agreement to the terms of this Restricted Stock Unit Agreement by your acceptance of this Restricted Stock Unit Agreement, the Company promises to disclose to you from time to time confidential and competitively sensitive information concerning, among other things, the Company and its strategies, objectives, performance and business prospects. You may use this information to perform your duties to the Company as well as in determining whether to accept an equity award. You shall not use this information for any purpose prohibited by the Company’s policies and guidelines concerning insider trading and unauthorized disclosure or use of information.
Certain Definitions: The following definitions apply in this Restricted Stock Unit Agreement:
(1) “Company” or “the Company” means HDI and all of its subsidiaries and affiliates engaged in the development, manufacture, procurement, marketing, financing, or selling of two- or three-wheeled motorcycles; motorcycle parts, accessories, and clothing; or other motorcycle-related or motorcycle brand-identified products or services including financial services.
(2) “Competitive Business” as used in this Restricted Stock Unit Agreement means any person, firm, corporation, or entity of any type other than the Company that: (a) is engaged in developing, making, marketing or selling: (i) two- or three-wheeled motorcycles; (ii) motorcycle parts, motorcycle accessories, and/or motorcycle clothing; or (iii) other motorcycle-related or motorcycle brand-identified products or services; and (b) markets or sells, or attempts, intends, or is reasonably expected to market or sell, directly or indirectly such as through a dealer or dealer network, any of these products or services in any Prohibited Territory. Examples of a Competitive Business provided for your convenience and subject to change in an evolving marketplace include, but are not limited to the following: KTM AG; Husqvarna Motorcycles GmbH; Royal Enfield; Erik Buell Racing LLC; MV AGUSTA Motor S.p.A.; Parts Unlimited; Tucker Rocky Distributing; Polaris Industries, Inc.; Victory Motorcycles; Indian Motorcycle Company; Triumph Motorcycles Ltd.; Honda Racing Corporation; Yamaha Motor Co., Ltd.; Suzuki Motor Corporation; Kawasaki Motorcycle & Engine Company; Zero Motorcycles, Inc.; Brammo, Inc.; BMW Motorrad; Bombardier Recreational Products Inc.; Bajaj Auto Limited; TVS Motor Company Ltd.; The Hero Group, Ltd.; and Ural Motorcycles. Tesla, Inc. would be another example of a Competitive Business if Tesla is engaged in developing, manufacturing, marketing or selling a two- or three-wheeled motorcycle and/or related products or services. This non-exhaustive list of examples of competitive businesses does not limit the scope of the definition of Competitive Business provided above.
(3) “Confidential Information” means any information that is not generally known outside the Company relating to any phase of business of the Company, whether existing or foreseeable, including information conceived, discovered or developed by you. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and any information received by the Company under an obligation of confidentiality to a third party.
(4) “Prohibited Territory” shall mean any country in which the Company, at any time during the time period from the date of this Restricted Stock Unit Agreement through the last day of your employment with the Company, (a) directly or indirectly, such as through a dealer network, marketed or sold its motorcycles or motorcycle-related products or services, or (b) had documented plans to market or sell, directly or indirectly, its motorcycles or motorcycle-related products or services (unless such plans had been abandoned).
(5) “Trade Secrets” means any information, including any data, plan, drawing, specification, pattern, procedure, method, computer data, system, program or design, device, list, tool, or compilation, that relates to the present or planned business of the Company and which: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means to, other persons who can obtain economic value from their disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy. To the extent that the foregoing definition is inconsistent with a definition of "trade secret" under applicable law, the latter definition shall control.
(6) Neither Confidential Information nor Trade Secrets include general skills or knowledge or skills that you obtained prior to your employment with the Company.
Confidentiality:
(1) During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not use or disclose any Confidential Information except for the benefit of the Company in the course of your employment by the Company and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company, or for your benefit or the benefit of anyone else other than the Company.
(2) During the time period from the date of this Restricted Stock Unit Agreement and for so long thereafter as such information is not generally known to, and not readily ascertainable by proper means to, other persons who can obtain economic value from its disclosure or use, you will maintain all Trade Secrets to which you have received access while employed by the Company as confidential and as the property of the Company.
(3) Upon termination of your employment with the Company, you will turn over immediately to the Company all Confidential Information and Trade Secrets (including all paper and electronic copies), and you shall retain no copies thereof. You shall attend an exit interview at or around the time of termination and sign a written statement certifying your compliance with the terms of this Restricted Stock Unit Agreement.
Competitive Employment: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business accept or perform any employment or service or provide any assistance, whether as an employee, consultant, contractor, agent, officer, director, investor, member, or otherwise, in any position or capacity in which your knowledge of Confidential Information or Trade Secrets of the Company or personal association with the goodwill of the Company could reasonably be considered useful.
No Solicitation of Certain Employees: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any employee of the Company who was subject to your direct supervision or about whom you received any Confidential Information, in either event during any part of the last two years of your employment with the Company, to accept any employment, consulting, contracting or other confidential relationship with a Competitive Business.
No Solicitation of Certain Customers: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any customer, distributor or dealer of the Company’s products or services to terminate its relationship with the Company or to purchase or deal in products or services competitive with the Company’s products or services, if you had any material contact with or learned any Confidential Information about the customer, distributor or dealer, in either event through performance of your job duties and responsibilities or through otherwise performing services on behalf of the Company during any part of the last two years of your employment with the Company.
Termination of Employment:

(1) If your employment with the Company is terminated prior to the third December 31 following the Grant Date for any reason other than death, Disability or Retirement (based on clause (ii) of the definition of such term in the Plan, which requires the consent of the Committee, or, if such termination occurred after the first anniversary of the Grant Date, based on clause (i) of the definition of such term in the Plan), then you will forfeit any Performance Shares as of the date your employment is terminated.
(2) If you cease to be employed by the Company prior to the third December 31 following the Grant Date by reason of death, Disability or Retirement (based on clause (ii) of the definition of such term in the Plan, or, if such termination occurred after the first anniversary of the Grant Date, based on clause (i) of the definition of such term in the Plan), then you will receive a portion of the number of Performance Shares that you would have received had you not ceased to be employed by the Company, which portion will be equal to such number of Performance Shares multiplied by a fraction the numerator of which is the number of Months (counting a partial Month as a full Month) from the Grant Date until the date your employment is terminated by reason of death, Disability or Retirement (based on clause (ii) of the definition of such term in the Plan, or, if such termination occurred after the first anniversary of the Grant Date, based on clause (i) of the definition of such term in the Plan), and the denominator of which is the number of Months from the Grant Date to the third December 31 following the Grant Date, and you will forfeit any remaining Performance Shares. For purposes of this Agreement, a “Month” shall mean the period that begins on the first calendar day after the Grant Date or the applicable anniversary of the Grant Date that occurs in each calendar month, and ends on the anniversary of the Grant Date that occurs in the following calendar month.
Voting Rights and Dividends: You are not entitled to exercise any voting rights with respect to the Shares underlying your Performance Shares. You will not receive cash payments relating to any dividends and other distributions paid with respect to the Shares underlying your Performance Shares at the time of the payment date of the dividend or other distribution. If, however, any dividends or distributions with respect to the Shares underlying your Performance Shares are paid in Shares rather than cash, you will be credited with additional Performance Shares equal to the number of shares that you would have received had your Performance Shares been actual Shares, and such Performance Shares will be subject to the same risk of forfeiture and other terms of this Performance Shares Agreement as are the Performance Shares with respect to which they were credited. Amounts credited to you in the form of additional Performance Shares will be settled (if vested) at the same time as the Performance Shares with respect to which they were credited. Further, at the time Performance Shares are settled, you will receive a dividend equivalent cash payment in respect of any dividends and other distributions paid in cash with respect to Shares for which the record date is on or after the Grant Date and before the settlement date which payment will be in an amount equal to the product of the number of Shares payable to you on settlement of your Performance Shares and the total amount of dividends and other distributions paid in cash with respect to a Share during such period.

Settlement: Your Performance Shares will be settled by delivery to you of Shares on a one-for-one basis, with one Share being delivered for each Performance Share that you earn. The Performance Shares will be settled (and any dividend equivalent cash payment will be paid to you) as soon as practicable following the third December 31 following the Grant Date and no later than March 15 of the third year after the year in which the Grant Date occurs. Cash will be paid in satisfaction of any fractional Performance Share settled pursuant to this paragraph.

Issuance of Share Certificates: In lieu of issuing in your name certificate(s) evidencing your Shares, HDI may cause its transfer agent or other agent to reflect on its records your ownership of such Shares.

Tax Withholding: To the extent that your receipt of Performance Shares, the vesting of Performance Shares, your receipt of payments in respect of Performance Shares or the delivery of Shares to you in respect of Performance Shares results in a withholding obligation to the Company with respect to federal, state or local taxes, the Company has the right and authority to deduct or withhold from any compensation it would pay to you (including payments in respect of Performance Shares) an amount, and/or to treat you as having surrendered vested Performance Shares having a value, sufficient to satisfy its withholding obligations. In its discretion, the Company may require you to deliver to the Company or to such other person as the Company may designate at the time the Company is obligated to withhold taxes that arise from such receipt or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations.

When income results from the delivery of Shares to you in respect of Performance Shares, to the extent the Company permits you to do so, you may satisfy the withholding requirement, in whole or in part, by electing to have the Company accept that number of Shares having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that the Company must withhold in connection with the delivery of such Shares. If you would be left with a fractional share after satisfying the withholding obligation, the fair market value of that fractional share will be applied to your general federal tax withholding. If the Company does not allow you to elect to have the Company accept Shares, or if you want to keep all of the Shares that will be delivered, you will have to deliver to the Company or to such other person as the Company may designate funds in an amount sufficient to cover the withholding tax obligation on a date advised by the Company. Where you may elect to deliver funds to satisfy the withholding tax obligation, your election to deliver funds must be irrevocable, in writing, and submitted to the Secretary or to such other person as the Company may designate on or before the date that the Company specifies, which will be before the date of delivery of the Shares, and if you fail to deliver such election then you will be deemed to have elected to have the Company accept Shares as described above.

Rejection/Acceptance: You have ninety (90) days following the Grant Date to accept this Award through your Fidelity account. If you have not accepted this Award within ninety (90) days following the Grant Date, the Performance Shares granted herein shall be automatically forfeited. If you choose to accept this Performance Shares Agreement, then you accept the terms of this Award, acknowledge these tax implications and agree and consent to all amendments to the Plan, the Harley-Davidson, Inc. 2004 Incentive Stock Plan and the Harley-Davidson, Inc. 2009 Incentive Stock Plan through the Grant Date as they apply to this Award and any prior awards to you of any kind under such plans.

Notice of Award of Performance Share Units
and Performance Share Unit Agreement (Standard International)

Harley-Davidson, Inc.
or Subsidiaries

ID: 39-1805420

[Grant Type]

Plan:
[Signed Electronically]

Acceptance Date: [Acceptance Date]

ID:

Participant Name]
2014 Incentive Stock Plan

[Participant ID]

Effective [Grant Date] (the “Grant Date”), you have been granted [Number of Performance Share Units Granted] Performance Share Units with respect to shares of Common Stock of Harley-Davidson, Inc. (“HDI”). This grant is made under HDI's 2014 Incentive Stock Plan, as amended and restated (the “Plan”).

ROIC. The performance measure that will determine the number of Shares you earn in respect of 40% of your Performance Share Units (“ROIC Performance Shares”) will be the three year average HDMC ROIC for the year in which the Grant Date occurs and the following two years. “HDMC ROIC” shall mean the sum of the quotient obtained by dividing (i) HDMC Net Operating Income After Tax by (ii) HDMC Invested Capital for each year in the performance period, divided by the number of years in the performance period. “HDMC Net Operating Income After Tax” shall mean the amount of operating income of HDMC reduced for taxes for the relevant year in the performance period. “HDMC Invested Capital” shall mean the average amount of HDMC debt plus the average amount of HDMC shareholder’s equity, excluding accumulated other comprehensive income or loss for pension and post-retirement plans, for the relevant year in the performance period. “HDMC” shall mean Harley-Davidson Motor Company.

The number of ROIC Performance Share Units earned will be determined based on a scale approved by the Human Resources Committee for awards effective on the Grant Date as reflected in minutes of the Committee.
The maximum number of ROIC Performance Shares earned will be 200% of the ROIC Performance Shares.

Net Income. The performance measure that will determine the number of Shares you earn in respect of 35% of your Performance Share Units (“Net Income Performance Shares”) will be HDI’s cumulative Net Income for the year in which the Grant Date occurs and the following two years. “Net Income” shall mean consolidated net income from continuing operations.

The number of Net Income Performance Share Units earned will be determined based on a scale approved by the Human Resources Committee for awards effective on the Grant Date as reflected in minutes of the Committee.

The maximum number of Net Income Performance Share Units earned will be 200% of the Net Income Performance Shares.

Strategic. The performance measure that will determine the number of Shares you earn in respect of 25% of your Performance Share Units (“Strategic Performance Shares”) will be the strategy measure approved by the Human Resources Committee of the Board of Directors of the Company for awards effective on the Grant Date as reflected in minutes of the Committee.

The number of Strategic Performance Share Units earned will be determined based on a scale approved by the Human Resources Committee for awards effective on the Grant Date as reflected in minutes of the Committee.

The maximum number of Strategic Performance Share Units earned will be 200% of the Strategic Performance Shares.

Any Performance Share Units that are earned based on performance will be earned on the date that the Administrator certifies the achievement of the applicable level of performance. Any Performance Share Units that are not earned on such date shall be forfeited.

You may not sell, transfer or otherwise convey an interest in or pledge any of your Performance Share Units.

The Performance Share Units are granted under and governed by the terms and conditions of the Plan and this Performance Share Unit Agreement including Exhibit A. Additional provisions regarding your Performance Share Units and definitions of capitalized terms used and not defined in this Performance Share Unit Agreement can be found in the Plan.

HARLEY-DAVIDSON, INC. and Subsidiaries

Vice President and Controller

Exhibit A to Performance Share Unit Agreement

Confidential Information: In consideration of your agreement to the terms of this Restricted Stock Unit Agreement by your acceptance of this Restricted Stock Unit Agreement, the Company promises to disclose to you from time to time confidential and competitively sensitive information concerning, among other things, the Company and its strategies, objectives, performance and business prospects. You may use this information to perform your duties to the Company as well as in determining whether to accept an equity award. You shall not use this information for any purpose prohibited by the Company’s policies and guidelines concerning insider trading and unauthorized disclosure or use of information.

Certain Definitions: The following definitions apply in this Restricted Stock Unit Agreement:

(1) “Company” or “the Company” means HDI and all of its subsidiaries and affiliates engaged in the development, manufacture, procurement, marketing, financing, or selling of two- or three-wheeled motorcycles; motorcycle parts, accessories, and clothing; or other motorcycle-related or motorcycle brand-identified products or services including financial services.

(2) “Competitive Business” as used in this Restricted Stock Unit Agreement means any person, firm, corporation, or entity of any type other than the Company that: (a) is engaged in developing, making, marketing or selling: (i) two- or three-wheeled motorcycles; (ii) motorcycle parts, motorcycle accessories, and/or motorcycle clothing; or (iii) other motorcycle-related or motorcycle brand-identified products or services; and (b) markets or sells, or attempts, intends, or is reasonably expected to market or sell, directly or indirectly such as through a dealer or dealer network, any of these products or services in any Prohibited Territory. Examples of a Competitive Business provided for your convenience and subject to change in an evolving marketplace include, but are not limited to the following: KTM AG; Husqvarna Motorcycles GmbH; Royal Enfield; Erik Buell Racing LLC; MV AGUSTA Motor S.p.A.; Parts Unlimited; Tucker Rocky Distributing; Polaris Industries, Inc.; Victory Motorcycles; Indian Motorcycle Company; Triumph Motorcycles Ltd.; Honda Racing Corporation; Yamaha Motor Co., Ltd.; Suzuki Motor Corporation; Kawasaki Motorcycle & Engine Company; Zero Motorcycles, Inc.; Brammo, Inc.; BMW Motorrad; Bombardier Recreational Products Inc.; Bajaj Auto Limited; TVS Motor Company Ltd.; The Hero Group, Ltd.; and Ural Motorcycles. Tesla, Inc. would be another example of a Competitive Business if Tesla is engaged in developing, manufacturing, marketing or selling a two- or three-wheeled motorcycle and/or related products or services. This non-exhaustive list of examples of competitive businesses does not limit the scope of the definition of Competitive Business provided above.

(3) “Confidential Information” means any information that is not generally known outside the Company relating to any phase of business of the Company, whether existing or foreseeable, including information conceived, discovered or developed by you. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and any information received by the Company under an obligation of confidentiality to a third party.

(4) “Prohibited Territory” shall mean any country in which the Company, at any time during the time period from the date of this Restricted Stock Unit Agreement through the last day of your employment with the Company, (a) directly or indirectly, such as through a dealer network, marketed or sold its motorcycles or motorcycle-related products or services, or (b) had documented plans to market or sell, directly or indirectly, its motorcycles or motorcycle-related products or services (unless such plans had been abandoned).

(5) “Trade Secrets” means any information, including any data, plan, drawing, specification, pattern, procedure, method, computer data, system, program or design, device, list, tool, or compilation, that relates to the present or planned business of the Company and which: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means to, other persons who can obtain economic value from their disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy. To the extent that the foregoing definition is inconsistent with a definition of "trade secret" under applicable law, the latter definition shall control.

(6) Neither Confidential Information nor Trade Secrets include general skills or knowledge or skills that you obtained prior to your employment with the Company.

Confidentiality:

(1) During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not use or disclose any Confidential Information except for the benefit of the Company in the course of your employment by the Company and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company, or for your benefit or the benefit of anyone else other than the Company.

(2) During the time period from the date of this Restricted Stock Unit Agreement and for so long thereafter as such information is not generally known to, and not readily ascertainable by proper means to, other persons who can obtain economic value from its disclosure or use, you will maintain all Trade Secrets to which you have received access while employed by the Company as confidential and as the property of the Company.

(3) Upon termination of your employment with the Company, you will turn over immediately to the Company all Confidential Information and Trade Secrets (including all paper and electronic copies), and you shall retain no copies thereof. You shall attend an exit interview at or around the time of termination and sign a written statement certifying your compliance with the terms of this Restricted Stock Unit Agreement.

Competitive Employment: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business accept or perform any employment or service or provide any assistance, whether as an employee, consultant, contractor, agent, officer, director, investor, member, or otherwise, in any position or capacity in which your knowledge of Confidential Information or Trade Secrets of the Company or personal association with the goodwill of the Company could reasonably be considered useful.

No Solicitation of Certain Employees: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any employee of the Company who was subject to your direct supervision or about whom you received any Confidential Information, in either event during any part of the last two years of your employment with the Company, to accept any employment, consulting, contracting or other confidential relationship with a Competitive Business.

No Solicitation of Certain Customers: During the time period from the date of this Restricted Stock Unit Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any customer, distributor or dealer of the Company’s products or services to terminate its relationship with the Company or to purchase or deal in products or services competitive with the Company’s products or services, if you had any material contact with or learned any Confidential Information about the customer, distributor or dealer, in either event through performance of your job duties and responsibilities or through otherwise performing services on behalf of the Company during any part of the last two years of your employment with the Company.

Termination of Employment:

(1) If your employment with the Company is terminated prior to the third December 31 following the Grant Date for any reason other than death, Disability or Retirement (based on clause (ii) of the definition of such term in the

Plan, which requires the consent of the Committee, or, if such termination occurred after the first anniversary of the Grant Date, based on clause (i) of the definition of such term in the Plan), then you will forfeit any Performance Share Units as of the date your employment is terminated.

(2) If you cease to be employed by the Company prior to the third December 31 following the Grant Date by reason of death, Disability or Retirement (based on clause (ii) of the definition of such term in the Plan, or, if such termination occurred after the first anniversary of the Grant Date, based on clause (i) of the definition of such term in the Plan), then you will receive a portion of the number of Performance Share Units that you would have received had you not ceased to be employed by the Company, which portion will be equal to such number of Performance Share Units multiplied by a fraction the numerator of which is the number of Months (counting a partial Month as a full Month) from the Grant Date until the date your employment is terminated by reason of death, Disability or Retirement (based on clause (ii) of the definition of such term in the Plan, or, if such termination occurred after the first anniversary of the Grant Date, based on clause (i) of the definition of such term in the Plan), and the denominator of which is the number of Months from the Grant Date to the third December 31 following the Grant Date, and you will forfeit any remaining Performance Share Units. For purposes of this Agreement, a “Month” shall mean the period that begins on the first calendar day after the Grant Date or the applicable anniversary of the Grant Date that occurs in each calendar month, and ends on the anniversary of the Grant Date that occurs in the following calendar month.

Voting Rights and Dividends: You are not entitled to exercise any voting rights with respect to the Common Stock of HDI underlying your Performance Share Units. You will not receive cash payments relating to any dividends and other distributions paid with respect to the Shares underlying your Performance Share Units at the time of the payment date of the dividend or other distribution. If, however, any dividends or distributions with respect to the Common Stock of HDI underlying your Performance Share Units are paid in Shares rather than cash, you will be credited with additional Performance Share Units equal to the number of shares that you would have received had your Performance Share Units been actual Shares, and such Performance Share Units will be subject to the same risk of forfeiture and other terms of this Performance Share Unit Agreement as are the Performance Share Units that are granted contemporaneously with this Performance Share Unit Agreement. Amounts credited to you in the form of additional Performance Share Units will be settled (if vested) at the same time as the Performance Share Units with respect to which they were credited. Further, at the time Performance Share Units are settled, you will receive a dividend equivalent cash payment in respect of any dividends and other distributions paid in cash with respect to Shares for which the record date is on or after the Grant Date and before the settlement date which payment will be in an amount equal to the product of the number of Shares in respect of which payment will be made to you on settlement of your Performance Share Units and the total amount of dividends and other distributions paid in cash with respect to a Share during such period.

Settlement: Your Performance Share Units will be settled by delivery to you of a cash payment in respect of Shares on a one-for-one basis, with payment for one Share being made for each Performance Share Unit that you earn. As soon as practicable following the date on which the Performance Share Units are earned, the Company will make a cash payment to you equal to the product obtained by multiplying the Fair Market Value of a Share on the date your Performance Share Units are earned by the number of Performance Share Units that you have earned, plus any dividend equivalent amount due, which payment will be made in your local currency using the spot rate on the date your Performance Share Units are earned, less applicable withholding.

Tax Withholding: To the extent that your receipt of Performance Share Units, the vesting of Performance Share Units or your receipt of payments in respect of Performance Share Units results in income to you for federal or local taxes, the Company has the right and authority to deduct or withhold from any compensation it would pay to you (including payments in respect of Performance Share Units) an amount, and/or to treat you as having surrendered vested Performance Share Units having a value, sufficient to satisfy its withholding obligations. In its discretion, the Company may require you to deliver to the Company or to such other person as the Company may designate at the time the Company is obligated to withhold taxes that arise from such receipt or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations.

Rejection/Acceptance: You have ninety (90) days following the Grant Date to accept this Award through your Fidelity account. If you have not accepted this Award within ninety (90) days following the Grant Date, the Performance Share Units granted herein shall be automatically forfeited. If you choose to accept this

Performance Share Unit Agreement, then you accept the terms of this Award, acknowledge these tax implications and agree and consent to all amendments to the Plan, the Harley-Davidson, Inc. 2009 Incentive Stock Plan and the Harley-Davidson, Inc. 2004 Incentive Stock Plan through the Grant Date as they apply to this Award and any prior awards to you of any kind under such plans.